RIVERNORTH FUNDS

RiverNorth Core Opportunity Fund

(Ticker Symbol RNCOX)

SUPPLEMENT TO PROSPECTUSES DATED JANUARY 28, 2011

Effective after June 30, 2011, the RiverNorth Core Opportunity Fund (the "Fund") is closed to new investors. Unless you fit into one of the investor categories described below, you may not invest in the Fund.

You may purchase Fund shares through your existing Fund account and reinvest dividends and capital gains in the Fund if you are:

•	A current Fund shareholder as of June 30, 2011;

•	An investor who has previously entered into a letter of intent with the Fund or RiverNorth Capital Management, LLC. prior to June 30, 2011;

•	A participant in a qualified defined contribution retirement plan that offers the Fund as an investment option as of June 30, 2011;

•	A wrap fee program or financial advisory firm charging asset-based fees with existing accounts as of June 30, 2011 purchasing shares on behalf of new and existing clients; or

•	A client who maintains a managed account with RiverNorth Capital Management, LLC

Except as otherwise noted, these restrictions apply to investments made directly with the RiverNorth Core Opportunity Fund through its Transfer Agent and investments made through financial institutions and/or intermediaries.  Once an account is closed, additional investments will not be accepted unless you are one of the investors listed above. Investors may be required to demonstrate eligibility to purchase shares of the Fund before an investment is accepted. Management reserves the right to (i) make additional exceptions that, in its judgment, do not adversely affect its ability to manage the Fund, (ii) reject any investment or refuse any exception, including those detailed above, that it believes will adversely affect its ability to manage the Fund, and (iii) close and re-open the Fund to new or existing shareholders at any time.

Dated: May 18, 2011

RIVERNORTH FUNDS

c/o ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

1-888-848-7569

Please retain this supplement with your Prospectus for future reference.